UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2018

Annual Report

to Shareholders

DWS Science and Technology Fund

(formerly Deutsche Science and Technology Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
18	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights

26	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
39	Information About Your Fund’s Expenses
40	Tax Information
41	Advisory Agreement Board Considerations and Fee Evaluation
46	Board Members and Officers
51	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Science and Technology Fund

Letter to Shareholders

Dear Shareholder:

The U.S. economy seems still to be in a cyclical sweet spot. Against a backdrop of solid growth, a tight labor market and inflation near the Federal Reserve Bank’s target, the expansion appears set to continue.

This is not to say there are no risks. Concerns regarding trade and other geopolitical issues have contributed to increased volatility and bear close watching. Overall, however, our Chief Investment Officer (“CIO”) and Chief Economist agree that the equity market is broadly attractive, thanks to strong earnings growth and the October dip in global equity markets. Meanwhile, our outlook is for interest rates to rise gradually as the economic recovery continues into 2019.

Our CIO Office, Chief Economist and Investment Specialists frequently post their perspectives on new developments, opportunities and emerging risks in the “Insight” section of our web site, dws.com. We invite you to visit us online frequently to access our most current views.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Science and Technology Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

DWS Science and Technology Fund returned 9.37% during the 12-month period ended October 31, 2018, compared with the 7.35% return of its benchmark, the Standard & Poor’s 500® (S&P 500) Index, and the 13.71% return of the S&P® North American Technology Sector Index.

Principal Investments

Under normal circumstances, the fund invests at least 80% of its net assets in the common stocks of science and technology companies. Science and technology companies are (i) companies whose products, processes or services, in the opinion of portfolio management, are benefitting, or are expected to benefit, from the use or commercial application of scientific or technological developments or discoveries; or (ii) companies that, in the opinion of portfolio management, utilize technology and/or science to significantly enhance their business opportunities. Such companies may include companies that, in the opinion of portfolio management, derive a competitive advantage by the application of scientific or technological developments or discoveries.

The past 12 months represented another relatively strong period for technology stocks as U.S. economic expansion continued. Domestically-focused U.S. companies were particular beneficiaries of the Tax Cuts and Jobs Act signed into law last December. Other noteworthy issues for investors during the period included international trade tensions; the pace of the Fed’s interest rate hikes and the prospects for the reduction of its balance sheet; rising oil prices, bond yields and inflation measures; and the duration of the business cycle. The U.S. Federal Reserve Board (the Fed) continued to raise short-term rates, with inflation still quiescent and U.S. unemployment at low levels not seen since early 2001. U.S. tax reform and improving earnings growth aided by corporate tax cuts pushed

4	|	DWS Science and Technology Fund

up equity prices. Improving economic data enabled stocks to approach all-time highs in late summer before renewed trade tensions spurred market jitters. In addition, yields of 10-year Treasury bonds broke through the 3% level as investors grew more risk averse at year end 2017.

Fund Performance

During the 12-month period, the Fund’s investments in salesforce.com, Inc., Microsoft Corp., Adobe, Inc., WNS Holdings Ltd. and Palo Alto Networks, Inc.* contributed to performance. The “software as a service” pioneer salesforce.com exemplified the benefits of cloud computing by maintaining high levels of growth driven in part by the addition of machine learning capabilities for its clients. For Microsoft, the company’s highly successful hybrid cloud solutions, led by its Azure cloud offering, drove near-term expansion while offering the prospect of continued growth for years to come. Adobe, the dominant provider of tools to create digital content, continued to benefit as large swaths of industry sought a robust digital presence. For the IT (information technology) services firm WNS Holdings, strong customer demand for solutions to improve the efficiency of business processes led to continued robust growth. Lastly, the Fund’s position in the IT Security firm Palo Alto Networks added to returns based on a high cyber threat environment combined with a strong position in next-generation firewalls and related services. However, the Fund exited Palo Alto Networks following a management change along with a potentially meaningfully alteration in company strategy.

“We	have gone from a market where growth was strong for most technology companies — as was stock performance — to an environment where the growth outlook is solid but decelerating, and investors are more discerning.”

Conversely, the Fund’s lack of holdings in Netflix, Inc. early in the period, as well as positions in LogMeIn, Inc., Microchip Technology, Inc. and Criteo* detracted from performance. The Fund’s lack of a position in Netflix earlier in the period weighed on returns given the stock’s strong performance. The Fund took advantage of stock price weakness following the company’s second-quarter earnings report to initiate a position there as we felt that a modest deceleration in Netflix’s international subscriber growth was temporary. In the case of LogMeIn, the company

DWS Science and Technology Fund	|	5

experienced a setback with its recently acquired GoTo assets from Citrix given higher than expected customer attrition. We view this as temporary given LogMeIn’s credible plan for addressing the cause of the attrition, and increased the Fund’s position at lower stock price levels. The semiconductor firm Microchip Technology was hurt by reduced auto/industrial demand as well as inventory issues due to a recent acquisition. The Fund continues to hold Microchip Technology as we have considerable confidence in the positive track record of the company’s management team. In the case of the Internet advertising firm Criteo, the availability of data upon which the company’s targeted advertising has relied became increasingly restricted, and we exited the position.

Outlook and Positioning

Much has changed in the market since we began managing the Fund nearly a year ago. We have gone from a market where growth was strong for most technology companies — as was stock performance — to an environment where the growth outlook is solid but decelerating, and investors are more discerning. While weaker markets are not pleasant, it is a situation we embrace as it is one where the truly better companies should be rewarded disproportionately, creating more opportunity to purchase the best companies at better prices.

To be sure, there are strong longer-term reasons for the outperformance of technology and science companies over the past several years, both operationally and in terms of equity prices. In many ways, the simultaneous maturation of key technologies, such as user interfaces, high-speed ubiquitous mobile connectivity, machine learning/advanced analytics, and cloud/edge computing has facilitated a range of solutions that significantly improve on the status quo. We see it in many, if not most, aspects of our daily lives. One way to quickly comprehend this is to imagine how different a month would be without a smartphone or a computer. It reaches deeply into much of what we collectively do, from taking care of personal business, learning, communicating with others, and entertainment. While accelerating change is evident on a consumer level, the magnitude of change is no less significant on the corporate side as cloud and analytics technologies are drastically improving front-, middle-, and back-office processes. While the development of new technologies and solutions is what makes many of the companies in the technology and science universe valuable, it is increasingly the application

6	|	DWS Science and Technology Fund

of those solutions that creates opportunity. Consider how different retail and advertising are now compared with 10 to 15 years ago. While these are only two examples, there are many more.

The development of these longer-term trends is not linear, and there are of course periods of time when uncertainty is higher. In the past year, we have seen an escalation in trade protectionism, particularly between the United States and China, a moderation in growth off a high level, and increasing data privacy scrutiny. Regarding the last point, it seems that momentum toward additional regulation is building. While this represents a potential headwind, the high quality financial models of many of these companies can withstand some added expense. How this develops will of course be important, and we are mindful that if a fragmented patchwork of regulations across nations and states develops, it could pose operational and cost challenges. And while we recognize that the trade situation with China could be a meaningful factor in 2019, we are cognizant that any effects will not be uniform, and some areas will be affected far less than others.

*	Not held in the portfolio as of October 31, 2018.

Portfolio Management Team

Sebastian P. Werner, PhD, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

–	Portfolio Manager for Global and US Growth Equities: New York.

–

MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.

Daniel Fletcher, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2017 with twenty-four years of industry experience. Prior to joining, he worked in portfolio management and equity research at Neuberger Berman, with a focus on technology, media and telecommunications companies. Before that, he worked as a telecommunications services analyst and in equity research management at Lehman Brothers. Previously, he served in investment research and execution functions at The Batavia Group and as a structured finance analyst at Deloitte & Touche.

–	Portfolio Manager and Analyst for US Equities: New York.

–	BA in Communications from William Paterson University; MBA in Finance from Rutgers Graduate School of Management.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are

DWS Science and Technology Fund	|	7

subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P North American Technology Sector Index is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for U.S.-traded technology-related securities.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Software as a service is a software licensing and delivery model in which software is licensed on a subscription basis and then centrally hosted. It is sometimes referred to as “on-demand software.”

8	|	DWS Science and Technology Fund

Performance Summary	October 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	9.37%	14.68%	15.56%
Adjusted for the Maximum Sales Charge (max 5.75% load)	3.08%	13.33%	14.87%
S&P 500® Index†	7.35%	11.34%	13.24%
S&P® North American Technology Sector Index††	13.71%	19.27%	18.98%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	8.45%	13.68%	14.53%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	8.45%	13.68%	14.53%
S&P 500® Index†	7.35%	11.34%	13.24%
S&P® North American Technology Sector Index††	13.71%	19.27%	18.98%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
No Sales Charges	9.55%	14.86%	15.68%
S&P 500® Index†	7.35%	11.34%	13.24%
S&P® North American Technology Sector Index††	13.71%	19.27%	18.98%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
No Sales Charges	9.63%	14.94%	15.90%
S&P 500® Index†	7.35%	11.34%	13.24%
S&P® North American Technology Sector Index††	13.71%	19.27%	18.98%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2018 are 0.96%, 1.84%, 0.81% and 0.74% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

DWS Science and Technology Fund	|	9

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

††

The S&P North American Technology Sector Index is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for U.S.-traded technology-related securities.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
10/31/18	$23.50	$16.07	$23.81	$25.64
10/31/17	$22.45	$15.77	$22.73	$24.40
Distribution Information as of 10/31/18
Income Dividends, Twelve Months	$.01	$—	$.04	$.06
Capital Gain Distributions, Twelve Months	$.95	$.95	$.95	$.95

10	|	DWS Science and Technology Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/18	10/31/17
Common Stocks	95%	98%
Cash Equivalents	5%	1%
Preferred Stock	0%	0%
Closed-End Investment Company	—	1%
Other	0%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks and Preferred Stock)	10/31/18	10/31/17
Information Technology	67%	69%
Software	29%	21%
IT Services	16%	16%
Semiconductors & Semiconductor Equipment	10%	16%
Technology Hardware, Storage & Peripherals	8%	12%
Electronic Equipment, Instruments & Components	2%	2%
Communications Equipment	2%	2%

Communication Services	18%	19%
Interactive Media & Services	14%	18%
Entertainment	4%	1%

Consumer Discretionary	10%	8%
Internet & Direct Marketing Retail	10%	8%

Industrials	3%	2%
Aerospace & Defense	2%	1%
Professional Services	1%	1%

Health Care	2%	1%
Life Sciences Tools & Services	1%	—
Health Care Technology	1%	0%
Health Care Equipment & Supplies	—	0%
Biotechnology	0%	1%

Other	0%	1%
Total	100%	100%

DWS Science and Technology Fund	|	11

Ten Largest Equity Holdings at October 31, 2018 (53.6% of Net Assets)
1	Microsoft Corp.	10.5%
	Develops, manufactures, licenses, sells and supports software products
2	Alphabet, Inc.	9.4%
	Provides a Web-based search engine for the Internet
3	Apple, Inc.	7.3%
	Manufacturer of personal computers and communication solutions
4	Amazon.com, Inc.	7.1%
	Online retailer of numerous products and services
5	Visa, Inc.	4.2%
	Operates a retail electronic payments network and manages global financial services
6	Salesforce.com, Inc.	3.5%
	Provides application services that allow organizations to share customer information on demand
7	Facebook, Inc.	3.5%
	Operates a social networking Web site
8	NVIDIA Corp.	3.1%
	Designs, develops, and markets three dimensional (3D) graphic processors
9	PayPal Holdings, Inc.	2.9%
	Operates as a technology platform company
10	Activision Blizzard, Inc.	2.1%
	Publishes, develops, and distributes interactive entertainment software and peripheral products

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 51 for contact information.

12	|	DWS Science and Technology Fund

Investment Portfolio	as of October 31, 2018

	Shares	Value ($)
Common Stocks 95.6%
Communication Services 17.3%
Entertainment 4.3%
Activision Blizzard, Inc.	246,910	17,049,136
Netflix, Inc.*	33,927	10,238,490
Spotify Technology SA*	56,500	8,457,485

		35,745,111
Interactive Media & Services 13.0%
Alphabet, Inc. “A”*	33,791	36,851,789
Alphabet, Inc. “C”*	37,845	40,750,360
Facebook, Inc. “A”*	192,172	29,169,788

		106,771,937

Consumer Discretionary 9.1%
Internet & Direct Marketing Retail
Alibaba Group Holding Ltd. (ADR)*	21,300	3,030,564
Amazon.com, Inc.*	36,552	58,410,462
Booking Holdings, Inc.*	7,512	14,081,845

		75,522,871

Health Care 2.7%
Biotechnology 0.3%
BioMarin Pharmaceutical, Inc.*	27,100	2,497,807
ViaCyte, Inc.* (a)	1,869	0

		2,497,807
Health Care Technology 0.7%
Veeva Systems, Inc. “A”*	67,921	6,204,583
Life Sciences Tools & Services 1.7%
Illumina, Inc.*	20,600	6,409,690
Thermo Fisher Scientific, Inc.	31,000	7,243,150

		13,652,840

Industrials 2.3%
Aerospace & Defense 1.4%
BWX Technologies, Inc.	78,500	4,589,110
Northrop Grumman Corp.	27,000	7,072,650

		11,661,760
Professional Services 0.9%
Verisk Analytics, Inc.*	59,900	7,178,416

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	13

	Shares	Value ($)
Information Technology 64.2%
Communications Equipment 2.1%
Cisco Systems, Inc.	184,691	8,449,613
Lumentum Holdings, Inc.* (b)	168,000	9,181,200

		17,630,813
Electronic Equipment, Instruments & Components 2.2%
Amphenol Corp. “A”	123,480	11,051,460
CDW Corp.	84,500	7,605,845

		18,657,305
IT Services 15.0%
Akamai Technologies, Inc.*	106,000	7,658,500
Amdocs Ltd.	91,000	5,757,570
Broadridge Financial Solutions, Inc.	43,749	5,116,008
Cognizant Technology Solutions Corp. “A”	110,269	7,611,869
EPAM Systems, Inc.*	64,527	7,709,041
Fidelity National Information Services, Inc.	115,663	12,040,518
FleetCor Technologies, Inc.*	30,500	6,100,915
Mastercard, Inc. “A”	32,484	6,421,112
PayPal Holdings, Inc.*	284,213	23,927,893
Visa, Inc. “A”	252,261	34,774,179
WNS Holdings Ltd. (ADR)*	127,700	6,409,263

		123,526,868
Semiconductors & Semiconductor Equipment 10.0%
Analog Devices, Inc.	70,000	5,859,700
Applied Materials, Inc.	225,271	7,406,910
Intel Corp.	233,127	10,928,994
Microchip Technology, Inc. (b)	142,768	9,391,279
NVIDIA Corp.	122,402	25,806,014
Qorvo, Inc.*	79,976	5,879,036
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	170,320	6,489,192
Universal Display Corp. (b)	84,964	10,451,421

		82,212,546
Software 27.6%
2U, Inc.*	156,127	9,821,950
Adobe, Inc.*	49,732	12,222,136
Check Point Software Technologies Ltd.*	58,000	6,438,000
Cloudera, Inc.*	231,469	3,185,013
Fortinet, Inc.*	75,411	6,197,276
Globant SA*	170,802	8,792,887
Guidewire Software, Inc.*	74,986	6,671,504
Intuit, Inc.	56,000	11,816,000
LogMeIn, Inc.	143,380	12,347,886
Microsoft Corp.	808,138	86,317,220
Oracle Corp.	111,775	5,459,091

The accompanying notes are an integral part of the financial statements.

14	|	DWS Science and Technology Fund

	Shares	Value ($)
Pivotal Software, Inc. “A”* (b)	276,205	5,634,582
Proofpoint, Inc.*	45,400	4,129,130
salesforce.com, Inc.*	213,178	29,256,549
ServiceNow, Inc.*	45,000	8,146,800
Synopsys, Inc.*	122,675	10,983,093

		227,419,117
Technology Hardware, Storage & Peripherals 7.3%
Apple, Inc.	273,817	59,927,589
Total Common Stocks (Cost $439,621,874)		788,609,563

Other Investments 0.1%
Adams Capital Management III LP (1.2% limited partnership interest)* (c)	—	25,160
Adams Capital Management LP (3.6% limited partnership interest)* (c)	—	28,608
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (c)	—	218,845
GeoCapital IV LP (2.9% limited partnership interest)* (c)	—	371,484
Total Other Investments (Cost $11,450,427)		644,097

Preferred Stocks 0.0%
Health Care
Biotechnology
ViaCyte, Inc. Series A* (a) (Cost $0)	3,509	0

Securities Lending Collateral 1.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.09% (d) (e) (Cost $11,163,775)	11,163,775	11,163,775

Cash Equivalents 5.1%
DWS Central Cash Management Government Fund, 2.19% (d) (Cost $41,905,599)	41,905,599	41,905,599

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $504,141,675)	102.1	842,323,034
Other Assets and Liabilities, Net	(2.1)	(17,278,405)

Net Assets	100.0	825,044,629

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	15

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2018 are as follows:

Value ($) at 10/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 10/31/2018	Value ($) at 10/31/2018
Securities Lending Collateral 1.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.09% (d) (e)
9,956,200	1,207,575(f)	—	—	—	171,100	—	11,163,775	11,163,775
Cash Equivalents 5.1%
DWS Central Cash Management Government Fund, 2.19% (d)
8,816,083	216,020,267	182,930,751	—	—	318,370	—	41,905,599	41,905,599
18,772,283	217,227,842	182,930,751	—	—	489,470	—	53,069,374	53,069,374

*	Non-income producing security.

(a)	Investment was valued using significant unobservable inputs.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2018 amounted to $11,571,215, which is 1.4% of net assets.

(c)

The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to April 2008	4,029,217	25,160	0.00
Adams Capital Management LP**	August 2000 to November 2000	1,863,749	28,608	0.00
Alloy Ventures 2000 LP**	April 2000 to August 2007	3,896,857	218,845	0.03
GeoCapital IV LP**	April 1996 to March 2000	1,660,603	371,484	0.05
Total Restricted Securities		11,450,426	644,097	0.08

**	These securities represent venture capital funds.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

16	|	DWS Science and Technology Fund

(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended October 31, 2018.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. The Fund has adopted ASU No. 2015-07, Disclosures for Investments in Certain Entities that calculate Net Asset Value Per Share (NAV). The fair value hierarchy now excludes certain investments which are valued using NAV as a practical expedient.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (g)
Communication Services	$142,517,048	$—	$—	$142,517,048
Consumer Discretionary	75,522,871	—	—	75,522,871
Health Care	22,355,230	—	0	22,355,230
Industrials	18,840,176	—	—	18,840,176
Information Technology	529,374,238	—	—	529,374,238
Other Investments (h)	—	—	—	644,097
Preferred Stock	—	—	0	0
Short-Term Investments (g)	53,069,374	—	—	53,069,374
Total	$841,678,937	$—	$0	$842,323,034

(g)	See Investment Portfolio for additional detailed categorizations.

(h)	Investments measured at NAV as a practical expedient.

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	17

Statement of Assets and Liabilities

as of October 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $451,072,301) — including $11,571,215 of securities loaned	$789,253,660
Investment in DWS Government & Agency Securities Portfolio (cost $11,163,775)*	11,163,775
Investment in DWS Central Cash Management Government Fund (cost $41,905,599)	41,905,599
Cash	176
Foreign currency, at value (cost $16,458)	14,815
Receivable for investments sold	1,789,803
Receivable for Fund shares sold	111,948
Dividends receivable	8,121
Interest receivable	52,374
Other assets	30,704
Total assets	844,330,975

Liabilities
Payable upon return of securities loaned	11,163,775
Payable for investments purchased	6,617,095
Payable for Fund shares redeemed	377,853
Accrued management fee	332,649
Accrued Trustees’ fees	9,777
Other accrued expenses and payables	785,197
Total liabilities	19,286,346
Net assets, at value	$825,044,629

Net Assets Consist of
Distributable earnings (loss)	432,047,435
Paid-in capital	392,997,194
Net assets, at value	$825,044,629

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

18	|	DWS Science and Technology Fund

Statement of Assets and Liabilities as of October 31, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($668,113,785 ÷ 28,428,914 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$23.50
Maximum offering price per share (100 ÷ 94.25 of $23.50)	$24.93
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,856,632 ÷ 800,127 outstanding shares of beneficial interest, $.01 par value, unlimited number shares authorized)	$16.07
Class S
Net Asset Value, offering and redemption price per share ($135,157,322 ÷ 5,676,253 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$23.81
Institutional Class
Net Asset Value offering and redemption price per share ($8,916,890 ÷ 347,791 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$25.64

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	19

Statement of Operations

for the year ended October 31, 2018

Investment Income

Income:
Dividends (net of foreign taxes withheld of $46,894)	$6,387,269
Income distributions — DWS Central Cash Management Government Fund	318,370
Securities lending income, net of borrower rebates	171,100
Other income	24,716
Total income	6,901,455
Expenses:
Management fee	3,909,062
Administration fee	852,014
Services to shareholders	1,048,358
Distribution and service fees	1,690,556
Custodian fee	12,021
Professional fees	106,709
Reports to shareholders	88,421
Registration fees	57,005
Trustees’ fees and expenses	42,973
Other	51,750
Total expenses	7,858,869
Net investment income (loss)	(957,414)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	101,264,683
Change in net unrealized appreciation (depreciation) on:
Investments	(25,680,417)
Foreign currency	(243)
(25,680,660)
Net gain (loss)	75,584,023
Net increase (decrease) in net assets resulting from operations	$74,626,609

The accompanying notes are an integral part of the financial statements.

20	|	DWS Science and Technology Fund

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss)	$(957,414)	$639,664
Net realized gain (loss)	101,264,683	38,181,377
Change in net unrealized appreciation (depreciation)	(25,680,660)	180,357,037
Net increase (decrease) in net assets resulting from operations	74,626,609	219,178,078
Distributions to shareholders:
Class A	(27,677,102)	(11,611,656)
Class C	(1,251,221)	(532,939)
Class S	(5,413,458)	(2,135,189)
Institutional Class	(191,343)	(45,359)
Total distributions	(34,533,124)	(14,325,143)*
Fund share transactions:
Proceeds from shares sold	60,661,028	31,247,237
Reinvestment of distributions	31,555,566	13,116,800
Payments for shares redeemed	(104,893,118)	(87,769,638)
Redemption fees	—	58
Net increase (decrease) in net assets from Fund share transactions	(12,676,524)	(43,405,543)
Increase (decrease) in net assets	27,416,961	161,447,392
Net assets at beginning of year	797,627,668	636,180,276
Net assets at end of year	$825,044,629	$797,627,668 **

*Includes	distributions from net realized gains.

**Includes	undistributed net investment income of $564,953.

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	21

Financial Highlights

	Years Ended October 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$22.45	$16.83	$17.95	$20.01	$17.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.02	(.01)	(.02)	(.03)
Net realized and unrealized gain (loss)	2.04	5.98	.79	1.66	2.66
Total from investment operations	2.01	6.00	.78	1.64	2.63
Less distributions from:
Net investment income	(.01)	—	—	—	—
Net realized gains	(.95)	(.38)	(1.90)	(3.70)	—
Total distributions	(.96)	(.38)	(1.90)	(3.70)	—
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$23.50	$22.45	$16.83	$17.95	$20.01
Total Return (%)[b]	9.37	36.44	5.10	9.80	15.13

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	668	649	518	552	562
Ratio of expenses (%)	.93	.96	.99	.98	.99
Ratio of net investment income (loss) (%)	(.12)	.09	(.05)	(.13)	(.13)
Portfolio turnover rate (%)	34	25	171	315	174

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

22	|	DWS Science and Technology Fund

	Years Ended October 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$15.77	$12.04	$13.50	$16.07	$14.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.11)	(.11)	(.13)	(.15)
Net realized and unrealized gain (loss)	1.40	4.22	.55	1.26	2.15
Total from investment operations	1.25	4.11	.44	1.13	2.00
Less distributions from:
Net realized gains	(.95)	(.38)	(1.90)	(3.70)	—
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$16.07	$15.77	$12.04	$13.50	$16.07
Total Return (%)[b]	8.45	35.20	4.14	8.85	14.21

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	21	17	18	18
Ratio of expenses (%)	1.78	1.84	1.89	1.85	1.87
Ratio of net investment income (loss) (%)	(.94)	(.79)	(.95)	(1.00)	(1.01)
Portfolio turnover rate (%)	34	25	171	315	174

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	23

	Years Ended October 31,
Class S	2018	2017	2016	2015		2014

Selected Per Share Data
Net asset value, beginning of period	$22.73	$17.01	$18.10	$20.12		$17.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.05	.02	.00	*	.00	*
Net realized and unrealized gain (loss)	2.06	6.05	.79	1.68		2.67
Total from investment operations	2.07	6.10	.81	1.68		2.67
Less distributions from:
Net investment income	(.04)	—	—	—		—
Net realized gains	(.95)	(.38)	(1.90)	(3.70)		—
Total distributions	(.99)	(.38)	(1.90)	(3.70)		—
Redemption fees	—	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$23.81	$22.73	$17.01	$18.10		$20.12
Total Return (%)	9.55	36.64	5.24	9.93		15.36

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	124	96	99		97
Ratio of expenses (%)	.77	.81	.84	.85		.85
Ratio of net investment income (loss) (%)	.04	.24	.09	.00		.01
Portfolio turnover rate (%)	34	25	171	315		174

[a]	Based on average shares outstanding during the period.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Science and Technology Fund

	Years Ended October 31,
Institutional Class	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$24.40	$18.22	$19.23	$21.14	$18.31
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.06	.03	.02	.02
Net realized and unrealized gain (loss)	2.24	6.50	.86	1.77	2.81
Total from investment operations	2.25	6.56	.89	1.79	2.83
Less distributions from:
Net investment income	(.06)	—	—	—	—
Net realized gains	(.95)	(.38)	(1.90)	(3.70)	—
Total distributions	(1.01)	(.38)	(1.90)	(3.70)	—
Redemption fees	—	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$25.64	$24.40	$18.22	$19.23	$21.14
Total Return (%)	9.63	36.74	5.36	10.03	15.46

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	5	5	4	6
Ratio of expenses (%)	.72	.74	.74	.76	.76
Ratio of net investment income (loss) (%)	.04	.31	.18	.09	.08
Portfolio turnover rate (%)	34	25	171	315	174

[a]	Based on average shares outstanding during the period.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Science and Technology Fund	|	25

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Science and Technology Fund (formerly Deutsche Science and Technology Fund) (the “Fund”) is a non-diversified series of Deutsche DWS Securities Trust (formerly Deutsche Securities Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to

26	|	DWS Science and Technology Fund

facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

The other investments represent investments in venture capital funds which are valued at their net asset value as a practical expedient. The net asset value of venture capital funds has been estimated primarily based upon the pro-rata ownership of the fair value of the venture capital funds as reported by the Management of the venture capital funds. Investments in venture capital funds can never be redeemed with the venture capital funds. Instead, the nature of the investments in this category is that

DWS Science and Technology Fund	|	27

distributions are received through the liquidation of the underlying assets of the venture capital funds.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund

28	|	DWS Science and Technology Fund

continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of October 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of October 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2018, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. Due to the increased market values of securities on loan on October 31, 2018, the value of the related collateral was less than the value of securities on loan at period end. On the next business day, additional collateral was received, and the value of collateral exceeded the value of the securities on loan. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities

DWS Science and Technology Fund	|	29

on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in limited partnerships. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$5,504,593
Undistributed long-term capital gains	$88,147,339
Net unrealized appreciation (depreciation) on investments	$338,397,146

At October 31, 2018, the aggregate cost of investments for federal income tax purposes was $503,925,888. The net unrealized appreciation for all investments based on tax cost was $338,397,146. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $375,397,441 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $37,000,295.

30	|	DWS Science and Technology Fund

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2018	2017
Distributions from ordinary income*	$8,491,437	—
Distribution from long-term capital gains	$26,041,687	$14,325,143

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended October 31, 2018, purchases and sales of investment securities (excluding short-term instruments) aggregated $279,953,230 and $361,681,275, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH &

DWS Science and Technology Fund	|	31

Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Prior to December 1, 2017, DWS International GmbH, an affiliate of DIMA, served as a subadvisor to the Fund. DWS International GmbH served as subadvisor with respect to the investment and reinvestment of assets of the Fund, and was paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:

First $250 million of the Fund’s average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended October 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of .46% of the Fund’s average daily net assets.

For the period from November 1, 2017 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.39%
Class C	2.14%
Class S	1.14%
Institutional Class	1.14%

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

32	|	DWS Science and Technology Fund

Class A	1.30%
Class C	2.05%
Class S	1.05%
Institutional Class	1.05%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2018, the Administration Fee was $852,014, of which $72,506 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the Fund’s transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2018
Class A	$271,404	$89,567
Class C	13,026	4,286
Class S	127,045	42,311
Institutional Class	914	306
	$412,389	$136,470

In addition, for the year ended October 31, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders”, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$376,791
Class C	21,816
Class S	73,656
Institutional Class	5,702
$477,965

Distribution and Service Fees. Under the Fund’s Class C 12b-1 plan, DWS Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements

DWS Science and Technology Fund	|	33

with various firms at various rates for sales of Class C shares. For the year ended October 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2018
Class C	$149,604	$8,467

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2018	Annual Rate
Class A	$1,494,797	$259,682	.22%
Class C	46,155	5,569	.23%
	$1,540,952	$265,251

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2018 aggregated $29,403.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of shares redeemed for Class C. For the year ended October 31, 2018, the CDSC for Class C shares aggregated $402. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2018, DDI received $378 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $19,280, of which $9,682 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money

34	|	DWS Science and Technology Fund

market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2018, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $12,878.

D. Investing in Science and Technology Securities

The Fund invests in common stocks of science and technology companies and will concentrate in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector. The Fund will therefore be susceptible to adverse economic, business, regulatory and other occurrences affecting the technology sector and science and technology companies. In particular, science and technology companies are vulnerable to market saturation and rapid product obsolescence. Many science and technology companies operate under constantly changing fields and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Other investment risks associated with investing in science and technology securities include abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, changing consumer preferences, aggressive pricing of products and services, new market entrants, and dependency on patent protection.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2018.

DWS Science and Technology Fund	|	35

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,158,315	$28,089,166	653,980	$12,603,774
Class C	205,674	3,453,515	116,519	1,575,006
Class S	927,303	22,245,571	772,561	14,818,987
Institutional Class	263,274	6,872,776	112,105	2,249,470
		$60,661,028		$31,247,237

Shares issued to shareholders in reinvestment of distributions
Class A	1,159,765	$24,958,145	629,201	$10,532,698
Class C	83,760	1,242,159	43,269	512,733
Class S	237,094	5,163,919	119,672	2,026,010
Institutional Class	8,163	191,343	2,498	45,359
		$31,555,566		$13,116,800

Shares redeemed
Class A	(2,788,418)	$(65,920,556)	(3,143,386)	$(59,078,657)
Class C	(803,489)	(13,722,184)	(290,101)	(3,859,106)
Class S	(923,324)	(22,252,375)	(1,113,738)	(21,224,863)
Institutional Class	(114,361)	(2,998,003)	(196,435)	(3,607,012)
		$(104,893,118)		$(87,769,638)

Redemption fees		$—		$58

Net increase (decrease)
Class A	(470,338)	$(12,873,245)	(1,860,205)	$(35,942,131)
Class C	(514,055)	(9,026,510)	(130,313)	(1,771,367)
Class S	241,073	5,157,115	(221,505)	(4,379,866)
Institutional Class	157,076	4,066,116	(81,832)	(1,312,179)
		$(12,676,524)		$(43,405,543)

36	|	DWS Science and Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Securities Trust and Shareholders of DWS Science and Technology Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Science and Technology Fund (formerly Deutsche Science and Technology Fund) (the “Fund”) (one of the funds constituting Deutsche DWS Securities Trust (formerly Deutsche Securities Trust)) (the “Trust”), including the investment portfolio, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Securities Trust) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s

DWS Science and Technology Fund	|	37

internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

December 20, 2018

38	|	DWS Science and Technology Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2018 to October 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Science and Technology Fund	|	39

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/18	$1,030.70	$1,026.20	$1,031.20	$1,031.80
Expenses Paid per $1,000*	$4.76	$9.04	$3.94	$3.69

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/18	$1,020.52	$1,016.28	$1,021.32	$1,021.58
Expenses Paid per $1,000*	$4.74	$9.00	$3.92	$3.67

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Science and Technology Fund	.93%	1.77%	.77%	.72%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $96,962,000 as capital gain dividends for its year ended October 31, 2018.

The Fund paid distributions of $0.73 per share from net long-term capital gains during its year ended October 31, 2018.

For corporate shareholders, 66% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended October 31, 2018, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $7,078,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

40	|	DWS Science and Technology Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Science and Technology Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

DWS Science and Technology Fund	|	41

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017. The

42	|	DWS Science and Technology Fund

Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance in 2017 and during the first eight months of 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

DWS Science and Technology Fund	|	43

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time

44	|	DWS Science and Technology Fund

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Science and Technology Fund	|	45

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	85	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	85	Portland General Electric[2] (utility company) (2003– present)

46	|	DWS Science and Technology Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	85	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	85	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	85	—

DWS Science and Technology Fund	|	47

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	85	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	85	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	85	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	85	—

48	|	DWS Science and Technology Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	85	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

DWS Science and Technology Fund	|	49

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

50	|	DWS Science and Technology Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Science and Technology Fund	|	51

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTCAX	KTCCX	KTCSX	KTCIX
CUSIP Number	25159L 562	25159L 547	25159L 539	25159L 521
Fund Number	001	301	2313	511

52	|	DWS Science and Technology Fund

Notes

Notes

Notes

DSTF-2

(R-024973-8 12/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS science and technology fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$73,043	$0	$9,365	$0
2017	$73,043	$0	$9,365	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$470,936	$0
2017	$0	$502,238	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$9,365	$470,936	$513,130	$993,431
2017	$9,365	$502,238	$606,585	$1,118,188

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that EY Stiftung e.V., an affiliate of the EY member firm in Germany, and various other covered persons within EY and its affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Science and Technology Fund, a series of Deutsche DWS Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	1/2/2019